EXHIBIT 10.39


                      FOURTH AMENDMENT TO LICENSE AGREEMENT


     THIS FOURTH AMENDMENT TO LICENSE AGREEMENT ("Amendment") is entered into August 17, 2001, by and between AvantGo Inc., located at 1700 S. Amphlett Blvd., Suite 300, San Mateo, CA 94402 ("AvantGo") and McKesson Corporation, located at One Post Street, San Francisco, CA 94104 ("Licensee").

Background

     The First Amendment to the License Agreement (dated March 7, 2000) and the Third Amendment to the License Agreement (dated December 31, 2000), allow Licensee the right to broadly deploy the Software within Licensee's organization and externally to Licensee's customers and business partners. The parties now wish to further amend the License Agreement to enable Licensee to generate and issue software license keys for the efficient distribution, installation and use of the Software according to the terms of the License Agreement.

Agreement

     1. Section 3.1 of the License Agreement (Grant) shall be amended by the addition of the following:

"AvantGo hereby grants Licensee, during the Term set forth in the First Amendment, the right to generation [******] of license keys for the Software. Maintenance and support shall be provided with respect to such Software deployed with these license keys according to the terms of the License Agreement Each license key generated under this Amendment shall be issued for use on a maximum of one server, in order to maintain a 1:1 ratio of license keys to servers. All license or use restrictions and/or proprietary rights notices contained on or in any license key issued from AvantGo to Licensee shall be copied onto or into (and shall not be deleted from) any license key generated by Licensee under this Amendment."

     2. Section 9.5 of the License Agreement (Survival) shall be amended by the addition of the following:

"For an additional [******] period, AvantGo shall provide Bug Fixes for specific software defects on a time and materials basis."

For purposes of this agreement, "Bug Fixes" shall mean a verifiable and reproducible failure of the Software that is corrected in a subsequent commercially available release of the Software.


AvantGo reserves all rights in the Software not expressly granted in this Amendment or the Agreement.

The parties agree that except as amended in the manner specified above, all remaining provisions of the License Agreement shall continue in full force and effect.

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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McKESSON CORPORATION                                AVANTGO, INC.


/s/ Ivan D. Meyerson                               /s/ Richard Owen
-------------------------                          --------------------------
Signature                                          Signature


Ivan D. Meyerson                                   Richard Owen
-------------------------                          --------------------------
Name (Print or Type)                               Name (Print or Type)


Senior Vice President                              Chief Executive Officer
-------------------------                          --------------------------
Title                                              Title


August 23, 2001                                    August 17, 2001
-------------------------                          --------------------------
Date                                               Date